Exhibit 99.1

D E L I V E R I N G Q U A L I T Y O F L I F E

Investor Presentation

OTCQB: VLRX

John Timberlake, President & CEO

November 2016

Forward Looking Statements

This presentation shall not be deemed an offer to sell securities nor a solicitation of an offer to purchase securities. Any sale by the company shall be made pursuant to a definitive purchase agreement. Unless otherwise stated in this presentation, references to

“Valeritas,” “we,” “us,” “our” or “our company” refer to Valeritas Holdings, Inc. and its subsidiaries.

This presentation contains estimates, projections and forward-looking statements. Our estimates, projections and forward-looking statements are based on our management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance. Although we believe that these estimates, projections and forward-looking statements are based upon reasonable assumptions and expectations, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The words “believe,” “may,” “might,” “could, “would”, “ “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,”

“expect,” “plan” and similar words are intended to identify estimates, projections and forward-looking statements. Estimates, projections and forward-looking statements speak only as of the date they are made, and, except to the extent required by law, we undertake no obligation to update or review any estimate, projection or forward-looking statement because of new information, future events or other factors.

Our estimates, projections and forward-looking statements may be influenced by one or more of the following factors: our history of operating losses and uncertainty regarding our ability to achieve profitability; our reliance on V-Go® Disposable Insulin Delivery device, or V-Go, to generate all of our revenue; our inability to retain a high percentage of our patient customer base or our significant wholesale customers; the failure of V-Go to achieve and maintain market acceptance;

our inability to operate in a highly competitive industry and to compete successfully against competitors with greater resources; competitive products and other technological breakthroughs that may render V-Go obsolete or less desirable; our inability to maintain or expand our sales and marketing infrastructure; any inaccuracies in our assumptions about the insulin-dependent diabetes market; manufacturing risks, including risks related to manufacturing in Southern China, damage to facilities or equipment and failure to efficiently increase production to meet demand; our dependence on limited source suppliers and our inability to obtain components for our product; our failure to secure or retain adequate coverage or reimbursement for V-Go by third-party payers; our inability to enhance and broaden our product offering, including through the successful commercialization of the pre-fill V-Go; our inability to protect our intellectual property and proprietary technology; our failure to comply with the applicable governmental regulations to which our product and operations are subject; our ability to operate as a going concern; and our liquidity.

Valeritas with V-Go® Disposable Insulin Delivery device Compelling Opportunity in Type 2 Diabetes Market

Significantly de-risked commercial stage company

~$20M revenue & 35% Gross Margins

> 10 million V-Go’s dispensed to patients

Substantial growth opportunities

Addressing needs of 4.6M patients with Type 2 diabetes on insulin not at goal

Established reimbursement

commercial and Medicare (under Medicare Part D)

primarily distributed at retail pharmacy

cost neutral vs. insulin pens to patients & payors

Robust clinical data: V-Go® delivers clinically-relevant A1C reductions with less insulin

Capital-efficient commercial strategy gaining traction

3

Investment Summary

Company Incorporated Market Feedback in Developing Business Plan

Company has Transitioned to a Medical Device Focused & Capital- Efficient Commercial Strategy

New device focused investors, board, and management

Focused and capital-efficient commercial strategy

Significantly reduced cash use (Q3 Cash use was $4.9M)

Commercial Operations at Inflection Point

New Plan showing early results and has ability to generate sustainable YOY growth in the large market of Type 2 Diabetes on insulin

Gross Margin Leverage

~35% GM on ~$20M revenue with ability to reach 80% at global scale

Company’s intent is to raise capital sufficient to fund operations past inflection point and up to CFBE

4

The Valeritas Leadership Team

Proven Track Record of Success in Diabetes and Device Manufacturing

		Years of Experience Industry / Valeritas	
	**John Timberlake** President & Chief Executive Officer	26 / 10	SANOFI, Deloitte.
	**Erick Lucera** Chief Financial Officer	21 / <1	VIVENTIA BIO INC., Eaton Vance Investment Managers, ARATANA, pwc
	**Matt Nguyen** SVP Commercial	21 / 10	Johnson & Johnson, knoll, SANOFI, The Children's Hospital of Philadelphia
	**Geoffrey Jenkins** EVP Manufacturing, Operations, R&D	30 / 7	MediSense, MDI, inverness medical, UV Solutions, LLC

Majority independent Board of Directors with executive operational experience in medical technology companies

Luke Düster	Brian Roberts	Katherine Crothall, Ph.D.	Peter Devlin	Rodney Altman, M.D.
CRG Healthcare Investment Mgt.	Insulet, ViewRay, Avedro	Aspire Bariatrics, Animas, Liberty Venture, Luxar,	Insulet, Abbott Diabetes	Spindletop Capital, Team Health, CMEA

valeritas 5

V-Go® Disposable Insulin Delivery device:

The Ideal Insulin Delivery Device For Patients with Type 2 Diabetes

Only FDA-cleared single-use, fully disposable insulin delivery device with basal (background) and bolus (meal time) capability commercially available on the market in the US

Specifically designed to address unmet needs in Type 2 diabetes market

Small, discreet, wearable, disposable and easy-to-use

Convenient drug-like distribution model

Reimbursed at the pharmacy – where patients with Type 2 diabetes go

6

V-Go® : Combines Simplicity and Physiologic Insulin in Patient Friendly and Easy to Use Wearable Device

Preset basal rates of insulin delivered at a constant rate

On-demand insulin for mealtime coverage in 2 units/click

Activate Bolus Ready Button Deliver Insulin Repeat as Necessary

Bolus Bolus Bolus

Step Step Bolus Step

1	2 Delivery Button 3

Bolus

Delivery Button

Bolus Ready Button

Robust IP with 70 patents issued and 51 pending

7

Addresses Key Unmet Needs for Type 2 Patients on Insulin

The 4.6 Million Patients V-Go® can Benefit Represent a $16 Billion Market


Type 2 Patients on Insulin (millions)
6
5
4
3
2
1
0
4.6
1.4
$16 Billion Annual Opportunity (1)
Type 2 Patients at A1C Goal
Type 2 Patients not at A1C Goal


VGO
Physiologic
Nonphysiologic
Simple
Complex
Programmable Pump
Intensive Therapy
Basal +1 or Premix
Basal
>95% of Type 2 Patients on Insulin

82% of Patients with Type 2 Diabetes Initiated on Basal-Only Insulin Regimens Required Mealtime Insulin to Achieve and Maintain A1C Goal(2)*

(1) Based on V-Go® Wholesale Acquisition Price (WAC) of $306.70 per month x 12 months x 4.6 M Type 2 Patients on Insulin not at goal. WAC price is the gross price sold to wholesalers. The Company's net price is WAC less fees, discounts and rebates.

(2) Holman RR et al. N Engl J Med. 2009;361(18):1736-1747

*A1C refers to a blood test that correlates with a person's average blood glucose level over a span of three months.

Figures approximate. 2012 US Roper Diabetes Patient Market Study provided by GfK Customer Research LLC
Grabner M, Chen Y, Nguyen M, Abbott SD, Quimbo R. Using observational data to inform the design of a prospective effectiveness study for a novel insulin delivery device. Clinicoecon Outcomes Res. 2013 Sep 23;5:471-9.

valeritas 8

Complexity and Lack of Discretion Can Result in Non-Compliance

28% **72%**



Inject Away From Home

72% Patients prescribed ≥ 3 shots/day reported they do not inject insulin away from home

V-Go® SOLVES UNMET PATIENT NEEDS:

- Simplicity
- Ease-of-use
- Discretion

V-Go allows patients to easily and discreetly delivery additional insulin at meal time or when they have a snack in public without anyone knowing

Data from U.S. Roper Diabetes Patient Market study provided by GfK Custom Research LLC and distributed only with express written permission of GfK Custom Research LLC. This study is an annual survey of over 2,000 diabetes patients (n=2,104 in 2011; 692 who use insulin) via telephone and internet.

valeritas 9

Significant Growth Opportunity With Disciplined Sales Force Expansion

14,000 Current Sales Representative

U.S. High Insulin Volume Targeted Prescriber Coverage

Prescribers*** Estimated 2017 Target Expansion

1,000**

Prescribers Supported by only

0% Inside Sales

Field Sales Professionals

Significant Potential

for Future V-Go®

Growth Number of Sales

Representatives

*	These 14,000 prescribers 1 2 3

generate 40% of All U.S.

Annual Insulin TRx’s per

Symphony Health Solutions.** Prescribers who are called on opportunistically by Rep or are in an office of Targeted Prescriber

Valeritas is Focused on Generating Share Within our Current Targets

Figures approximate. The Company has field based sales professionals located in these states. Sales Territories are based in a local geography within a state. No sales professional is responsible for an entire state.

V-Go® is Accessible at Retail Pharmacy

Where Patients with Type 2 Go!

V-Go for Type 2 Diabetes Type 1 Durable Pump

V-Go Type 1 Pump Maker

~90% Distribution

Through Wholesalers

Durable Medical

Equipment

Sold at Pharmacy / Retail Outlets

• Enhanced Patient Convenience for • Requires Medical Necessity

patients who frequent pharmacy • Annual Medical Deductibles

Traditional Co-pay at Pharmacy Monthly Medical Co-

insurance

Established Reimbursement with Pharmacy Benefit

70%+ Commercial Access



< 30%
of Lives
Not Covered
or Restricted
Access
70%+
of Lives
V-Go Covered
Under
Insurance

164 M Pharmacy Lives*
Diabetes Prevalence >20 Yrs. old: 12.3%

60%+ Medicare Part D Access



< 40%
of Lives
Not on
Formulary –
Access through
Medical
Exception
60%+
of Lives
V-Go Covered
Under
Pharmacy
Insurance

34 M Total Lives*
Diabetes Prevalence >65 Yrs. old: 18.9%

- **Over 90% of V-Go Prescriptions Filled at Retail Pharmacies since Launch**
- **TRICARE & State Medicaid Cover V-Go Under Pharmacy and/or Medical Benefit**

All Access figures as of December 2014. Prevalence data : ADA 2013 Fact Sheet and the CDC Diabetes Report Card 2012.
* Commercial Pharmacy Lives: Health Leaders InterStudy 2013: Decision Resources, Medicare Part D Lives: Pathfinder Rx Database 2/1/15.

valeritas 12

Established Reimbursement

V-Go® is Cost-effective for both Payors & Patients

Basal/Bolus Pen Therapy

Neutral Cost to Payors

(~$18/day) between Regimens*

V-Go® Therapy

$31 $31 $11 $31 or $53 $31

co-pay co-pay co-pay co-pay1 co-pay

$73 $62 or $84

co-pay Neutral Cost to Patients (+/- $11) co-pay(1)

*What a Payor Pays (Net of Rebates & Co-pays (1) Avg. Nat’l Tier 2 or Tier 3 Co-pay for commercial plans is $31 and $53, respectively, The Kaiser Family when V-Go Contracted in Preferred Position) Foundation and Health Research & Education Trust Employer Health Benefits 2014 Annual Survey.

Strong and Extensive Data Supports Broad Adoption

Statistically Significant 11

Improvements in A1C(1-6) Published

Clinical

Papers

Improved Quality of Life(1)

~750*

patients studied

Lowered Total Daily Insulin Dose

(Prescribed / Administered)(1-6)

37

Demonstrated Cost Reductions(4) Posters at

Medical

Meetings

*Excludes 169 V-Go patients in completed but not yet presented study

(1) Rosenfeld CR, et al. Endocr Pract. 2012; 18 (5):660-667; (2) Grunberger, G, et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 985-P; (3) Omer, A. et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P; (4) Lajara, et al. Drugs-Real World Outcomes [First online 02 June 2016]; (5) Lajara R, et al. Diabetes Ther. 2015;6 (4):531-545 ; (6) Lajara R et al. Endocr Pract. 2016 June; 22 (6): 726-725.

Robust Clinical Data Validates V-Go®'s Ability to Deliver Clinically Relevant Reductions in A1C Levels



SIMPLE(1) Basal Cohort BL: 8.7% 9 Months
DA(2) Vs. MDI BL: 9.5% ~7 Months
UMASS(3) All Cohorts BL: 10.7% 3 Months
UPP(4) All Cohorts BL: 8.8% 3 Months
EAP(5) All Cohorts BL: 9.3% 3 Months
DA(6) MDI Cohort BL: 9.3% 7 Months
DA(6) Basal Cohort BL: 9.5% 7 Months
DA(7) T2 Cohort BL: 9.7% ~7 Months
DA(7) T1/LADA Cohort BL: 9.5% ~7 Months
NEFEDA(8) All Cohorts BL: 9.7% ~6 Months
Change in A1C
-1.0
-2.0
-2.4
-1.2
-1.9
-1.2
-2.0
-1.8
-1.5
-1.6
Clinically Relevant (-0.5%)

BL= Baseline

(1) Grunberger G, et al. Poster presented at: AACE 23rd Annual Scientific and Clinical Congress. May 14-18, 2014; Las Vegas, NV.
(2) Lajara R, Davidson JA, et al. *Endocr Pract*. 2016 June; 22 (6): 726-725.
(3) Omer A, et al. Poster presented at 73rd Scientific Sessions of the ADA; June 21-25, 2013; Chicago, IL.
(4) Rosenfeld CR, et al. *Endocr Pract*. 2012; 18 (5):660-667.
(5) Sandberg M, et al. *Practical Diabetology*. 2013;32(3): 6–22.
(6) Lajara R, et al. *Practical Diabetology*. 2016;36(5): 10-15.
(7) Lajara R, et al. *Diabetes Ther*. 2015;6 (4):531-545.
(8) Sutton D, et al. Poster presented at 76th Scientific Sessions of the ADA; June 10-14, 2013; New Orleans, LA.

Patients naive to insulin reduced A1C by 3.4%[7]

N's =SIMPLE- 59, DA Vs MDI- 56, UMASS- 14, UPP- 23, EAP- 16, DA MDI- 70, DA Basal- 47, DA T2- 175, DA T1/LADA- 29, NEFEDA- 83. All patients for DA- 204 valeritas 15

V-Go® is a More Cost-Effective Therapy vs. MDI

V-Go Reduced Direct Pharmacy Costs by 45% per 1% Reduction in A1C



Direct Pharmacy Cost Per Month Per 1% reduction in A1C
$250
$200
$150
$100
$50
$0
$217.16
$118.84
†P=0.013
MDI
V-Go

†P-value calculated using the cost inferential per 1% reduction using least squares mean A1C reductions at 27 weeks.

Insulin costs include both the insulin and associated delivery method. The costs of insulin were normalized by calculating a 30 day insulin requirement based on the total prescribed daily insulin dose for each insulin and multiplying the monthly dose in units by the unit cost. Only branded antihyperglycemic agents were included in total therapy costs. All pricing based on published wholesale acquisition costs in 2015 U.S. dollars as of 9/1/2015.

Lajara R, Davidson JA, et al. Endocr Pract. 2016 June; 22 (6): 726-725.

valeritas 16

Extensive Patient Experience With Proven Quality

V-Go® product quality demonstrated with > 10M devices dispensed to patients

10 Million

8	Million
6	Million
4	Million
1	Million

V-Go adherence & persistency better than most Type 2 regimens (injections or pills)

Source: Symphony Health Solutions (Retail and Mail Order).

Focused and Capital-Efficient Commercial Strategy

Before Today

Capital uncertainty Capital access

Short ROI measurement Strategic focus

Reactionary Long Term plan

Inconsistent Marketing Consistent Marketing

Approach/Message Message

Single Channel (rep/doctor) Multi-Channel / DTP

Inconsistent Patient Clear Patient Targeting

Targeting Consistent, Device-like

Inconsistent Service Model Service Model

Current Sales & Marketing Model

Focused, Integrated and Capital Efficient



Target High Insulin Volume Prescribers
Increase Frequency of Office Contact
Execute Multichannel Marketing
Greater Support for Prescriber & Patient
Activate Patients to Seek & Ask for V-Go
Higher Touch Med-Tech S&M Model

Sales rep target list changed from ~60 doctors to ~30

Instead of ~15 minutes at each doctor's office 2x per month, Now spending ~40 min 3-4x per month at each doctor's office

Estimated 8% growth in 2016 revenue with < 50% of the Sales representatives vs. 2015

HCP – Healthcare Professionals, which include Prescribers, Physician office staff and retail pharmacies.

valeritas 19

Current Sales Targeting Model — Actual Example Territory

Top Decile Insulin Prescribers – Symphony Data

BLINDED	SPECIALTY	INSULIN DECILE	TOTAL_INSULIN _TRX_CNT
Dr 1	ENDOCRINOLOGY	10	7,084
Dr 2	ENDOCRINOLOGY	10	5,488
Dr 3	ENDOCRINOLOGY	10	4,615
Dr 4	UNKNOWN	10	4,528
Dr 5	ENDOCRINOLOGY	10	3,663
Dr 6	ENDOCRINOLOGY	10	3,629
Dr 7	UNKNOWN	10	3,446
Dr 8	ENDOCRINOLOGY	10	3,387
Dr 9	ENDOCRINOLOGY	10	3,275
Dr 10	ENDOCRINOLOGY	10	3,178
Dr 11	ENDOCRINOLOGY	10	3,102
Dr 12	ENDOCRINOLOGY	10	3,049
Dr 13	ENDOCRINOLOGY	10	2,925
Dr 14	ENDOCRINOLOGY	10	2,853
Dr 15	INTERNAL MEDICINE	10	2,846
Dr 16	UNKNOWN	10	2,681
Dr 17	FAMILY MEDICINE	9	2,586
Dr 18	UNKNOWN	9	2,445
Dr 19	ENDOCRINOLOGY	9	2,426
Dr 20	UNKNOWN	9	2,269
Dr 21	ENDOCRINOLOGY	9	2,233
Dr 22	ENDOCRINOLOGY	9	2,145
Dr 23	UNKNOWN	9	2,119
Dr 24	ENDOCRINOLOGY	9	2,075
Dr 25	ENDOCRINOLOGY	9	2,068
Dr 26	ENDOCRINOLOGY	9	1,930
Dr 27	ENDOCRINOLOGY	9	1,919
Dr 28	ENDOCRINOLOGY	9	1,915
Dr 29	DIABETES	9	1,867
Dr 30	UNKNOWN	9	1,755
Dr 31	UNKNOWN	9	1,745
Dr 32	UNKNOWN	9	1,675
Dr 33	ENDOCRINOLOGY	9	1,548
Dr 34	UNKNOWN	9	1,522
Dr 35	UNKNOWN	9	1,444
Dr 36	ENDOCRINOLOGY	8	1,421
Dr 37	UNKNOWN	8	1,413
Dr 38	FAMILY MEDICINE	8	1,345
Dr 39	INTERNAL MEDICINE	8	1,152
Dr 40	ENDOCRINOLOGY	8	1,051
Dr 41	UNKNOWN	8	1,017
Dr 42	INTERNAL MEDICINE	8	1,012
Dr 43	INTERNAL MEDICINE	8	1,003
Dr 44	FAMILY MEDICINE	8	974
Dr 45	INTERNAL MEDICINE	8	950
Dr 46	INTERNAL MEDICINE	8	948
Dr 47	UNKNOWN	8	946
Dr 48	GENERAL PRACTICE	8	941
Dr 49	FAMILY MEDICINE	8	920
Dr 50	FAMILY MEDICINE	8	908

BLINDED	SPECIALTY	INSULIN DECILE	TOTAL_INSULIN _TRX_CNT
Dr 51	FAMILY MEDICINE	8	904
Dr 52	INTERNAL MEDICINE	8	897
Dr 53	ENDOCRINOLOGY	8	885
Dr 54	ENDOCRINOLOGY	8	853
Dr 55	UNKNOWN	8	843
Dr 56	ENDOCRINOLOGY	8	838
Dr 57	UNKNOWN	8	831
Dr 58	FAMILY MEDICINE	8	831
Dr 59	INTERNAL MEDICINE	8	793
Dr 60	INTERNAL MEDICINE	8	781
Dr 61	INTERNAL MEDICINE	8	779
Dr 62	INTERNAL MEDICINE	8	763
Dr 63	INTERNAL MEDICINE	8	755
Dr 64	FAMILY MEDICINE	7	738
Dr 65	INTERNAL MEDICINE	7	738
Dr 66	INTERNAL MEDICINE	7	724
Dr 67	FAMILY MEDICINE	7	720
Dr 68	FAMILY MEDICINE	7	714
Dr 69	FAMILY MEDICINE	7	713
Dr 70	ENDOCRINOLOGY	7	703
Dr 71	INTERNAL MEDICINE	7	700
Dr 72	FAMILY MEDICINE	7	698
Dr 73	INTERNAL MEDICINE	7	697
Dr 74	ENDOCRINOLOGY	7	678
Dr 75	ENDOCRINOLOGY	7	676
Dr 76	FAMILY MEDICINE	7	671
Dr 77	ENDOCRINOLOGY	7	665
Dr 78	UNKNOWN	7	664
Dr 79	INTERNAL MEDICINE	7	662
Dr 80	FAMILY MEDICINE	7	659
Dr 81	FAMILY MEDICINE	7	658
Dr 82	FAMILY MEDICINE	7	654
Dr 83	INTERNAL MEDICINE	7	652
Dr 84	FAMILY MEDICINE	7	652
Dr 85	INTERNAL MEDICINE	7	652
Dr 86	FAMILY MEDICINE	7	651
Dr 87	FAMILY MEDICINE	7	646
Dr 88	FAMILY MEDICINE	7	645
Dr 89	FAMILY MEDICINE	7	643
Dr 90	INTERNAL MEDICINE	7	643
Dr 91	INTERNAL MEDICINE	7	631
Dr 92	FAMILY MEDICINE	7	627
Dr 93	INTERNAL MEDICINE	7	624
Dr 94	FAMILY MEDICINE	7	624
Dr 95	INTERNAL MEDICINE	7	622
Dr 96	UNSPECIFIED	7	621
Dr 97	UNKNOWN	7	620
Dr 98	INTERNAL MEDICINE	7	615
Dr 99	FAMILY MEDICINE	7	613
Dr 100	INFECTIOUS DISEASES	7	607

Current Targets

Target List Refined By:

- Rep relationships
- Access to other prescribers in office
- Academic or other "no-rep see" facilities
- Reimbursement coverage
- Rapid Acting insulin prescribers
- Physicians that have expressed intent to Rx

Top ~30 Sales Target List

BLINDED	SPECIALTY	INSULIN DECILE	TOTAL_INSULIN_ TRX_CNT	Q4 TARGET
Dr 1	ENDOCRINOLOGY	10	7,084	Y
Dr 3	ENDOCRINOLOGY	10	4,615	Y
Dr 5	ENDOCRINOLOGY	10	3,663	Y
Dr 6	ENDOCRINOLOGY	10	3,629	Y
Dr 8	ENDOCRINOLOGY	10	3,387	Y
Dr 11	ENDOCRINOLOGY	10	3,102	Y
Dr 13	ENDOCRINOLOGY	10	2,925	Y
Dr 14	ENDOCRINOLOGY	10	2,853	Y
Dr 17	FAMILY MEDICINE	9	2,586	Y
Dr 21	ENDOCRINOLOGY	9	2,233	Y
Dr 22	ENDOCRINOLOGY	9	2,145	Y
Dr 23	UNKNOWN	9	2,119	Y
Dr 24	ENDOCRINOLOGY	9	2,075	Y
Dr 25	ENDOCRINOLOGY	9	2,068	Y
Dr 26	ENDOCRINOLOGY	9	1,930	Y
Dr 30	UNKNOWN	9	1,755	Y
Dr 33	ENDOCRINOLOGY	9	1,548	Y
Dr 36	ENDOCRINOLOGY	8	1,421	Y
Dr 48	GENERAL PRACTICE	8	941	Y
Dr 51	FAMILY MEDICINE	8	904	Y
Dr 52	INTERNAL MEDICINE	8	897	Y
Dr 56	ENDOCRINOLOGY	8	838	Y
Dr 83	INTERNAL MEDICINE	7	652	Y
Dr 93	INTERNAL MEDICINE	7	624	Y
Dr 104	INTERNAL MEDICINE	7	594	Y

Source: Symphony Health Solutions

valeritas 20

Ability to Create and Achieve Sustainable Growth

Target 30 – Expanding Share of Rapid Acting Insulin TRx

TOTAL_INSULIN_ Q4 V-GO SHARE OF

BLINDED INSULIN DECILE TRX_CNT TARGET TOTAL RAI

Dr 1 10 7,084 Y 13%

Dr 3 10 4,615 Y 6%

Dr 5 10 3,663 Y 6%

Dr 6 10 3,629 Y 4%

Dr 8 10 3,387 Y 2%

Dr 11 10 3,102 Y 1%

Dr 13 10 2,925 Y 1%

Dr 14 10 2,853 Y 0%

Dr 17 9 2,586 Y 13%

Dr 21 9 2,233 Y 11%

Dr 22 9 2,145 Y 11%

Dr 23 9 2,119 Y 10%

Dr 24 9 2,075 Y 7%

Dr 25 9 2,068 Y 6%

Dr 26 9 1,930 Y 6%

Dr 30 9 1,755 Y 5%

Dr 33 9 1,548 Y 1%

Dr 36 8 1,421 Y 36%

Dr 48 8 941 Y 31%

Dr 51 8 904 Y 23%

Dr 52 8 897 Y 13%

Dr 56 8 838 Y 8%

Dr 83 7 652 Y 28%

Dr 93 7 624 Y 10%

Dr 104 7 594 Y 6%

Moving just prescribers who write

1 NRx per week to 2 NRx per week would

increase Total NRx’s by 26%

I. Increase use & grow share of V-Go within the

current ~ 30 Targeted Offices

II. Gradually call on Add’l High-Volume Prescribers

in Geographic Territory (expand beyond the 30

current targets ~ 100 potential)

III. Increase # of High Volume Prescribers by

Splitting Territory and adding new Rep

IV. Add New Sales Representatives in New

Territories

Current &

2017 Sales

Coverage

0%

14,000

U.S. High

Prescribers*

NRx: New Prescription. RAI: Rapid Acting Insulin.

Integrated Marketing Strategy for V-Go

Patient Interested In

and Educated On V-Go

Patient &

Activation HCP Prepared and HCP Prescribing

Desiring to Prescribe

Reach patients on MDI, educate V-Go. Demonstrate the Value of V-Go in on V-Go and motivate to ask their patients on MDI of insulin.

HCP about V-Go. Provide support to enable high

desire to prescribe.

Direct Mail

• E-Mail • Direct Sales Representatives

Banner Advertising Multichannel Marketing

Search Engine Optimization Peer-2-Peer Education

In-Office KOL Advocacy

In-Pharmacy In-office Training

• Benefit Verification

Highly targeted media channels Support Patient on V-Go

with focused V-Go messaging • V-Go Customer Care Deployment in highest opportunity markets

• Education

• Co-Pay Card

• Insurance Assistance

• Pharmacy fulfillment

KOL: Key Opinion Leader

MDI (multiple daily injection therapy with insulin pens or syringes

HCP: Health Care Provider (Doctor, Nurse, Physician Assistant, Nurse Practitioner or Doctor’s office staff

Patient Activation Strategy

Drive Patients to Ask for and Stay on V-Go®

Patient

advocacy Paid search / SEO

Display advertising

V-Go Life

(enhanced) Email

Direct mail

Enhanced

starter kit Context media

Rx Edge Pharmacy

Patient V-Go Customer Care

Ambassadors

CONVERSIONgo-vgo.com

In-office material

Patient Demo units

Focused and Capital Efficient Growth Strategy

Scalable Launch V-Go® Prefill

Business

Model Collaborat

Commer

Short Term TIME Long Term

V-Go® Line Extension Products Provide Path to the Broader Diabetes & Insulin Market

V-Go® V-Go® LinkTM(2) V-Go® Pre-FillTM(2)

Current product Provides connectivity to smart Prefilled insulin cartridges to

Filled by patient by transferring phones, glucose meters and eliminate filling step insulin from vial using V-Go® other devices • No V-Go® EZ Fill refrigeration

EZ Fill • Permits tracking and reporting of • Lower number of co-pays(1)

Commercially available in U.S. basal and bolus usage

• Approved in E.U. • Increases patient adherence • Provides revenue from insulin

• Could be used as diagnostic tool • Expands target population to make treatment adjustments • Extends patent life

(1) Assumes V-Go’s and insulin cartridges packaged in a single box under a single NDC thereby potentially reducing the number of prescriptions and the number of co-pays required per patient.

(2) Product currently under development.

Valeritas: Financial Profile

Poised for Growth and Profitability

Annual Revenue (March 2012 – December 2015)

Revenue ($ in millions) ~ $19.5

$18.1

2016

34% ~ $[VALUE] Greater Revenue

$13.5 with < 50% of

the Sales

$14.7 Representatives

118% YTD With a

Q3’16 Significant

$6.2 Reduction in

Cash Burn

~ 64 sales ~ 64 sales ~ 64 sales ~ 27 sales

$0.6 reps reps reps reps*

2012 2013 2014 2015 2016 est.

2Q16 Financial Summary ($ in millions) 3Q16 3Q15 Change

Revenue $4.9 $4.7 2.6%

Gross Margin 35.5% 13.1% +224bps

Operating Expenses $9.4 $11.4(18)%

Net Loss $9.2 $14.5(37)%

Cash $15.5 $7.5 207%

The Company completed a restructuring in February 2016 and estimates it will have an average of 27 filled sales territories over the ten months between March and December 2016.

Comparative Diabetes Device Launches

Striving to Change the Practice of Medicine – Valeritas is at an Inflection Point



Annual Product Revenue & Gross Margins
Gross Margin %
Revenue (millions)
20%
-30%
-80%
-130%
-180%
$70
$60
$50
$40
$30
$20
$10
$0
Yr. 2
Yr. 3
Yr. 4
-175%
-92%
-29%
-65%
-13%
22%
-1%
28%
35%
Gross Margin
DXCM GM%
PODD GM%
VLRX GM%
Revenue
DXCM Rev.
PODD Rev.
VLRX Rev.

- Valeritas has an advantageous margin profile should allow Company to achieve ~50% GM at ~$60M revenue run rate
- At ~ $70M revenue run Rate, GM should be ~ 60% and Company should be generating positive cash flow

	DXCM1	DXCM2	DXCM3	DXCM4	PODD1	PODD2	PODD 3	PODD 4	VLRX4
Sales Reps	*40**	*50**	*50**	*50**	*N/A*	*40**	*50**	*50**	***28***
Sales (M)	$2	$5	$8	$18	$4	$13	$36	$66	**$20**
SGA (M)	$21	$22	$28	$35	$15	$30	$63	$64	**$32**
GM (%)	-405%	-175%	-65%	-1%	-327%	-92%	-13%	28%	**36%**
EV (M)	$226	$252	$144	$390	N/A	$571	$243	$508	**$90**

"DXCM" refers to DexCom, Inc. "PODD" refers to Insulet Corporation. Please see public disclosure of DXCM and PODD for important information about these companies
"SGA" means selling, general and administrative expenses. "GM" means gross margin. "EV" means enterprise value.

The number immediately following the ticker symbol refers to the calendar year relative to the companies lead product's launch, e.g., DXCM2 refers to the 2nd calendar year after launch.

Source: SEC Form 10-K, 10-Q, conference call transcripts and analyst reports
* Number of Sales Reps do not include the number of field-based CDE/Trainers that varied from 0.5 to 1.0 per sales representative. Source: Health Advances Release valeritas 27

Financial Highlights (at September 30, 2016) (unless otherwise noted)

Common Stock Outstanding 12.7 Million shares

Shares on a fully diluted basis 15.0 Million shares

Share Price (as of 11/09/2016) – range $4.05 ($4.05 to $6.50)

Market Cap (as of 11/09/2016) $51.5M

LTM Revenue $19.6M

LTM EBITDA($34.7M)

Cash & Short-Term Investments $15.5M

Total Debt $57.4M ($52.2 – CRG; $5.2 – WCAS)

Largest Shareholder CRG – 75%

Cash Burn (12 Mo & 3 Mo ended 9/30/2016) $36.1M / $4.9 M

ADTV – 90 Days (as of 11/9/2016) 1,365

(4,330 after S1 declared effective by SEC on 10/18/16)

Investment Conclusion

Compelling opportunity creating a new exciting category within the Type diabetes market with the potential to generate sustainable YOY growth

Company Transitioned to a Medical Device Focused & Capital-Efficient Commercial Strategy

Commercial Operations at Inflection Point

– Positive early results demonstrating potential to generate sustainable YOY growth

Gross Margin Leverage

– ~35% GM on ~$20M revenue with ability to reach 80% at global scale

Company intends to raise capital sufficient to fund operations well through inflection point and up to CFBE

D E L I V E R I N G Q U A L I T Y O F L I F E

V-Go® Clinical Summary

Better Glycemic Control Improves and Extends Lives

Significant Adverse Health Effects Influenced by Poor Glycemic Control

Each 1% reduction in mean A1C reduces risk for

Deaths from Diabetes

21%

Heart Attacks

14%

Microvascular Complications

37%

Peripheral Vascular Disease

43%

Stratton IM et al. *BMJ.* 2000;321:405-412.

valeritas 31

Large Scale Study Validates 80% of Patients on Insulin* are Not at A1C Goal and are Ideal V-Go® Candidates

20% at 80% of Patients Currently on Insulin Therapy

Goal are V-Go Candidates

35%

30% 32.7%

25%

atients 26.5%

P 20%

of Insulin 15% 20.4% 20.4%

Percent On 10%

5%

0%

<7% >7% or <8% >8% or <9% >9%

A1C Range

2011 Database analysis of 27,897 adult patients with diabetes on insulin

*	Insulin: Basal, Basal plus one, Premixed or MDI. Results data from the Health Core Integrated Research Database.

ClinicoEconomics and Outcomes Research 2013:5 471–479

Many Patients with Type 2 Diabetes Require Basal **and** Bolus Insulin Delivery to Maintain Glycemic Control



250
200
150
100
50
0
Plasma Glucose (mg/dL)(1)
Mealtime / Prandial Hyperglycemia
Type 2 Diabetes
Elevated Basal Glucose Levels
Normal Basal Glucose Levels
6AM
12PM
6PM
12AM
6AM
Time of Day

82% of Patients with Type 2 Diabetes Initiated on Basal-Only Insulin Regimens Required Mealtime Insulin to Achieve and Maintain A1C Goal[2]

(1) Adapted from: Riddle. *Diabetes Care*. 1990;13:676-686
(2) Holman RR et al. *N Engl J Med*. 2009;361(18):1736-1747

valeritas 33

Robust Clinical Data Validates V-Go®'s Ability to Deliver Clinically Relevant Reductions in A1C Levels


SIMPLE(1)
Basal Cohort
BL: 8.7%
9 Months
DA(2)
Vs. MDI
BL: 9.5%
~7 Months
UMASS(3)
All Cohorts
BL: 10.7%
3 Months
UPP(4)
All Cohorts
BL: 8.8%
3 Months
EAP(5)
All Cohorts
BL: 9.3%
3 Months
DA(6)
MDI Cohort
BL: 9.3%
7 Months
DA(6)
Basal Cohort
BL: 9.5%
7 Months
DA(7)
T2 Cohort
BL: 9.7%
~7 Months
DA(7)
T1/LADA Cohort
BL: 9.5%
~7 Months
NEFEDA(8)
All Cohorts
BL: 9.7%
~6 Months
Change in A1C
-1.0
-2.0
-2.4
-1.2
-1.9
-1.2
-2.0
-1.8
-1.5
-1.6
Clinically Relevant (-0.5%)

BL= Baseline

(1) Grunberger G, et al. Poster presented at: AACE 23rd Annual Scientific and Clinical Congress. May 14-18, 2014; Las Vegas, NV.
(2) Lajara R, Davidson JA, et al. *Endocr Pract*. 2016 June; 22 (6): 726-725.
(3) Omer A, et al. Poster presented at 73rd Scientific Sessions of the ADA; June 21-25, 2013; Chicago, IL.
(4) Rosenfeld CR, et al. *Endocr Pract*. 2012; 18 (5):660-667.
(5) Sandberg M, et al. *Practical Diabetology*. 2013;32(3): 6–22.
(6) Lajara R, et al. *Practical Diabetology*. 2016;36(5): 10-15.
(7) Lajara R, et al. *Diabetes Ther*. 2015;6 (4):531-545.
(8) Sutton D, et al. Poster presented at 76th Scientific Sessions of the ADA; June 10-14, 2013; New Orleans, LA.

Patients naive to insulin reduced A1C by 3.4%[7]

N's =SIMPLE- 59, DA Vs MDI- 56, UMASS- 14, UPP- 23, EAP- 16, DA MDI- 70, DA Basal- 47, DA T2- 175, DA T1/LADA- 29, NEFEDA- 83. All patients for DA- 204 valeritas 34

Switching to V-Go® Demonstrated Significant Reductions in Total Daily Insulin Dose (TDD) Across Multiple Studies

Diabetes Diabetes

SIMPLE(1) America(2) UMASS(3) UPP(4) EAP(5) America(6) NEFEDA(7)

Baseline 62 U TDD 78 U TDD 119 U TDD 56 U TDD Basal Dose* 99 U TDD 84 U TDD

Insulin -13%

in -18%

-22% -23%

Change -28%

%

-41%

-46%

(1) Grunberger G, et al. Poster presented at: AACE 23rd Annual Scientific and Clinical Congress. May 14-18, 2014; Las Vegas, NV.

(2) Lajara R, Davidson JA, et al. Endocr Pract. 2016 June; 22 (6): 726-725. Difference in mean insulin TDD at end of study MDI 78 U/day vs V-Go 56 U/day. (3) Omer A, et al. Poster presented at 73rd Scientific Sessions of the ADA; June 21-25, 2013; Chicago, IL.

(4) Rosenfeld CR, et al. Endocr Pract. 2012; 18 (5):660-667. (5) Sandberg M, et al. Practical Diabetology. 2013;32(3): 6–22.

(6) Lajara R, et al. Diabetes Ther. 2015;6 (4):531-545. Difference based on patients administering insulin at baseline (N=180) compared to V-Go dose at study end. (7) Sutton D, et al. Poster presented at 76th Scientific Sessions of the ADA; June 10-14, 2013; New Orleans, LA Based on office visit 2.

*Change in basal component of TDD only value available

V-Go® Significantly Reduces A1C with Less Insulin

Key Benefit to Both Patients and Payors

140 11.0

120 10.7

10.0

119—55U

100—2.4

Change

(units) = 46%(1)(%) 9.0

80

TDD A1C

60	8.0 8.3*

Insulin 64†

40

Change 7.0

Change

20	-55 -2.4 U

0 6.0

Pre V-Go On V-Go Pre V-Go On V-Go

† P=0.01, *P=0.001

N=14 Average Duration = 88 days

(1)	Based on Insulin TDD absolute units.

Omer, A. et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P. UMASS Study .

V-Go® Demonstrates Significant Improvements In

Glycemic Control vs Multiple Daily Injections (MDI)

Better Control with Less Insulin vs MDI

10.0	P<0.0001
90

9.5

80
9.0	weeks
8.4*	27 70 78*

(%) 8.5 MDI 8.1* at

60

A1C 8.0

V-Go P=0.02(U/day)

50
7.5	56
7.7*	TDD

7.6*

40

7.0

6.5	30

Baseline 12 week 27 week Baseline 51 units 46 units

V-Go MDI

V-Go: N=56 BL A1C- 9.5% BL TDD—51 U/day, Starting V-Go TDD- 52 U/day, 12 week TDD- 56 U/day, 27 week TDD- 56 U/day MDI: N=60 BL A1C- 9.4%, BL TDD- 46 U/day, Starting MDI TDD- 64 U/day, 12 week TDD- 75 U/day, 27 week TDD- 78 U/day Data are mean (SE)

Lajara R, Davidson JA, et al. Endocr Pract. 2016 June; 22 (6): 726-725.

V-Go® Appropriate For The Vast Majority of Type 2 Patients

V-Go Improved A1C Control in Both the Low and High Prior Insulin Dose Groups

After 6 Months of Using V-Go for Insulin Delivery

Patients on < 100 U

143 < 100 U/day at TDD ? 100 atU/day Baseline at

Baseline Baseline

Baseline 9.3% Baseline 9.5%

(U/day) A1C

TDD 62 67* in

Insulin 54† Change

V-Go V-Go V-Go V-Go -1.5*

Baseline @6 mos. Baseline @6 mos.

-1.7*

< 100 U/day at ? 100 U/day at

Baseline Baseline

N= 66 patients < 100 U/day at baseline and 38 patients > 100 U/day at baseline

†P<0.05 compared to baseline at 6 months, *P <0.0001 compared to baseline at 6 months

Lajara R, Nikkel C. J Diabetes Sci Technol March 2016 10: 476-611, data on file.

Insulin Naïve Patients Could Represent a Significant Market Opportunity for V-Go®

Potential for V-Go to be First-Line Insulin Therapy

Significant A1C

Insulin TDD Utilization

Reduction on V-Go

On V-Go at 27 Weeks 14 Weeks 27 Weeks

0

120

Insulin -0.5

100

of

Dose A1C -1

80	in

Daily(U/day) -1.5

Total 60 54** Change -2

LSM

Mean 40 -2.5

-3

20	-3.0*
-3.5	-3.4*

*p<0.001 compared to baseline based on Least Squares Mean (LSM) change in A1C** p<0.0001

N= 24, Baseline A1C = 11.3%. Time points represent the mean time elapsed between V-Go initiation and follow-up A1C results for the total population. Lajara R, et al. Diabetes Ther. 2015;6 (4):531-545

Patients Rate the Convenience of V-Go® and Their Quality of Life as Superior vs. Previous Therapies

Convenience(1) Quality of Life(2)

90% 70%

80%

60%

70% 20%

50%

60%

Very

50% 53% Convenient 40%

Respondents 40% Somewhat Respondents 30% 6% Excellent

10% Convenient

30% 44%

Survey Survey 20% Generally

20% 29% Good

10% 28% 27% 10%

0% 0%

Prior V-Go Prior V-Go

Therapy Therapy Therapy Therapy

How do you feel physically &

mentally on a typical day?

(1)	Data on File (Valeritas Customer Care).

Note: Patients were surveyed prior to starting V-Go and again ~30 days after being on V-Go.

D E L I V E R I N G Q U A L I T Y O F L I F E

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